                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                     --------------------------------------

                                    FORM 8-KA

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 19, 1996

                                    KTI, INC.
               (Exact name of Registrant as specified in Charter)


          New Jersey                33-85234                        22-2665282
--------------------------------------------------------------------------------
(State or other juris-             (Commission                    (IRS Employer
diction of incorporation)          File Number)                   Identification
                                                                  Number)



7000 Boulevard East, Guttenberg, New Jersey                          07093
--------------------------------------------------------------------------------
(Address of principal executive office)                         (Zip Code)



Registrant's telephone number including area code-                (201) 854-7777
                                                 -------------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, as changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 19, 1996 KTI, Inc. (the "Company" or the "Registrant") and its wholly-owned subsidiary DataFocus Incorporated ("DataFocus"), executed an Agreement with CIBER, Inc. ("CIBER"). Pursuant to the Agreement, DataFocus sold substantially all of the assets of DataFocus' Business Systems Division, other than cash and accounts receivable, to CIBER for $5,000,000, subject to customary prorations, on July 26, 1996. DataFocus retained cash, accounts receivables and substantially all of the liabilities of its Business Systems Division that arose prior to July 26, 1996. The net proceeds of such sale, including cash and accounts receivable retained, less related liabilities, are approximately $4,250,000. DataFocus has distributed approximately $3,500,000 in cash to the Company and also distributed Business Systems Division accounts receivable having a net value of approximately $900,000. Of those sums, approximately $150,000 will be used to pay transaction costs of KTI, relating to the sale.

Additionally, on July 29, 1996, the Company sold the stock of DataFocus to certain members of the management of DataFocus. Pursuant to the sale, the Company will receive $5,000 in cash, the cancellation of stock options issued to DataFocus management to purchase 132,328 shares of the Company's common stock, the cancellation of an option to purchase 20% of the common stock of DataFocus, and a royalty agreement. Under the royalty agreement, the Company will receive a monthly base royalty payment of $5,000 and quarterly payments of additional royalties, equal to 5% of net revenue from the sale of NuTCRACKER software product in excess of $4,000,000 per year. DataFocus will have the right to repurchase the royalty agreement from the Company for the following payments:

         A.  $400,000 prior to July 29, 1997;

         B. Three times the royalty payments due to the Company for the twelve months immediately prior to the date of notice of repurchase, if given on or after July 29, 1997 but before July 29, 1998;

         C. Two times the royalty payments due to the Company for the twelve months immediately prior to the date of notice of repurchase, if given on or after July 29, 1998 but before July 29, 1999; or

         D. An amount equal to the royalty payments due to the Company for the twelve months immediately prior to the date of notice of repurchase, if given after July 29, 1999.

As part of the sale of DataFocus to its management, the Company agreed to loan up to $500,000 to certain members of the management of DataFocus, including Thomas A. Bosanko, who was a director of the Company through August 13, 1996. The loan bears interest of 8% per annum and provides for level quarterly principal payments to repay the loan over a four year period. The loan is secured by Company common stock owned by the such members of management of DataFocus.

The royalty agreement provides that royalty payments to the Company terminate three years after the repayment of the loans.

The Company will use the distribution from DataFocus to pay maturing debt and to augment its working capital.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Pro forma Financial information

The following pro forma condensed balance sheet is based on the historical financial statements of the Company at June 30, 1996. The pro forma condensed balance sheet assumes that the Company's wholly owned subsidiary, DataFocus, Inc. was sold prior to the end of the stated period.

         (b)      Exhibits

Exhibit Number       DESCRIPTION
--------------       -----------

     2.1 Agreement dated as of July 19, 1996 by and among KTI, Inc., DataFocus Incorporated and CIBER, Inc. The schedules to this exhibit do not contain information which is material to an investment decision and which is not otherwise disclosed in the Agreement. The contents of the schedules include, among other thing, lists of assets, employees, and contracts, purchase price and expense allocations, legal opinions, non-compete and employment agreements, descriptions of benefit plans and financial statements. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request. (Filed as an exhibit to registrant's current report on Form 8-K dated July 19, 1996.)

     2.2 Agreement dated July 19, 1996 by and among KTI, Inc., Thomas A. Bosanko and Patrick B. Higbie. (Filed as an exhibit to registrant's current report on Form 8-K dated July 19, 1996.)

                                    KTI, INC.
                  PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                                  JUNE 30, 1996


                                                                          KTI, INC.     ELIMINATION OF   KTI, INC. WITHOUT
                                                                           ACTUAL         DATAFOCUS          DATAFOCUS
                                                                           ------         ---------          ---------
                                ASSETS
Current Assets
     Cash and cash equivalents                                          $    762,760    $ 3,525,721  a     $  3,882,429
                                                                                           (300,000) c
                                                                                           (106,052) b
     Restricted funds - current portion                                    7,130,657        150,000  d        7,280,657
     Accounts receivable                                                   5,359,834     (1,156,834) b        4,203,000
     Notes receivable--officers/shareholders and affiliates - current        143,340                            143,340
     Other receivables - current portion                                     265,386                            265,386
     Other current assets                                                    521,200       (177,974) b          343,226
                                                                        ------------    -----------        ------------
                                    Total current assets                  14,183,175      1,934,861          16,118,036

Restricted funds                                                             148,591             --             148,591
Management fees receivable--affiliates                                     2,573,912             --           2,573,912
Notes receivable - officers/shareholders and affiliates                       67,931             --              67,931
Other receivables                                                            410,769        300,000  c          710,769
Investment in PERC                                                         3,592,568                          3,592,568
Deferred costs                                                               165,967                            165,967
Goodwill and other intangibles                                             1,891,604     (1,891,604) a                0
Other assets                                                               1,458,684       (479,163) b          979,521
Property, equipment and leasehold improvements                            82,234,821       (624,365) b       81,610,456

                                                                        ------------    -----------        ------------

                                                                        $106,728,023    $  (760,271)       $105,967,752
                                                                        ============    ===========        ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
     Accounts payable                                                   $  3,384,594    $  (488,535) b     $  2,896,059
     Accrued expenses                                                      2,210,070       (170,284) b        2,189,786
                                                                                            150,000  a
     Current portion of long-term debt                                     9,266,408                          9,266,408
     Income taxes payable                                                    290,000                            290,000
     Other current liabilities                                               634,769       (634,769) b               (0)
                                                                        ------------    -----------        ------------
                               Total current liabilities                  15,785,839     (1,143,588)         14,642,251

Other liabilities                                                            131,216        150,000  d          281,216
Long-term debt, less current portion                                      17,327,216             --          17,327,216

Minority interest - Maine Energy                                          10,418,242             --          10,418,242

Deferred gain                                                             44,062,500                         44,062,500

Commitments and contingencies

Stockholders' equity
Preferred stock; 10,000,000 shares authorized,
      no shares issued or outstanding
Common stock, no par value (stated value $.01 per share);
      authorized 11,992,000; issued and outstanding 5,737,417                 57,375             --              57,375
Additional paid-in capital                                                33,940,831                         33,940,831
Accumulated (deficit)                                                    (14,995,196)       233,317  a      (14,761,879)

                                                                        ------------    -----------        ------------
                              Total stockholders' equity                  19,003,010        233,317          19,236,327
                                                                        ------------    -----------        ------------

                                                                        $106,728,023    $  (760,271)       $105,967,752
                                                                        ============    ===========        ============

                                    KTI, INC.
        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1995


                                                                 KTI, INC.      ELIMINATION OF    KTI, INC. WITHOUT
                                                                  ACTUAL          DATAFOCUS           DATAFOCUS
                                                                  ------          ---------           ---------
Revenues:
    Electric power revenues                                     $26,470,093                         $26,470,093
    Waste processing revenues                                     8,049,858                           8,049,858
    Other waste handling revenues                                 3,562,560                           3,562,560
    Computer services revenues                                   10,198,851    (10,198,851) (1)              --
                                                                -----------    -----------          -----------
                                         Total revenues          48,281,362    (10,198,851)          38,082,511
Costs and expenses:
    Electric power and waste processing operating costs          26,139,179                          26,139,179
    Costs of software sales and contracts                         4,678,446     (4,678,446) (1)              --
    Selling, general and administrative:
        Waste handling                                            2,940,941                           2,940,941
        Computer services                                         5,606,302     (5,606,302) (1)              --
    Interest - net                                                9,378,605         28,522  (1)       9,407,127
                                                                -----------    -----------          -----------
                               Total costs and expenses          48,743,472    (10,256,225)          38,487,247

Equity in net income of PERC                                        334,844                             334,844
                                                                -----------    -----------          -----------
Loss before minority interest,
    income taxes and extraordinary item                            (127,267)        57,374              (69,892)
Minority interest in Maine Energy                                 1,287,005                           1,287,005
                                                                -----------    -----------          -----------
Loss before income taxes and extraordinary item                  (1,414,271)        57,374           (1,356,897)
Income taxes                                                         65,000        (65,000) (1)              --
                                                                -----------    -----------          -----------

Loss before extraordinary item                                   (1,479,271)       122,374           (1,356,897)
Extraordinary item:
    Gain on extinguishment of debt                                  147,778                             147,778
                                                                -----------    -----------          -----------
                                               Net loss          (1,331,493)       122,374           (1,209,119)
                                                                ===========    ===========          ===========

Pro forma earnings (loss) per common share and
    common share equivalent:
    Extraordinary item                                          $      0.03                         $      0.03
    Net loss                                                    $     (0.27)                        $     (0.24)
                                                                ===========                         ===========
Pro forma weighted average number of common shares and
    common share equivalents outstanding                          5,013,140                           5,013,140
                                                                ===========                         ===========

                                    KTI, INC.
                                  JUNE 30, 1996
          NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

1.  DESCRIPTION OF TRANSACTION

On July 26, 1996 the Company and its wholly-owned subsidiary DataFocus, Incorporated ("DataFocus"), completed the sale of substantially all the assets of DataFocus' Business Systems Division, other than cash and accounts receivable, to CIBER, INC. for 5,000,000, subject to customary prorations. DataFocus retained substantially all of the liabilities of its Business Systems Division that arose prior to July 26, 1996.

Additionally, on July 29, 1996, the Company sold the stock of DataFocus to certain members of the management of DataFocus. Pursuant to the sale, the Company will receive $5,000 in cash, the cancellation of stock options issued to DataFocus management to purchase 132,328 shares of the Company's common stock and the cancellation of their option to purchase 20% of the common stock of DataFocus, and a royalty agreement.

2.  PRO FORMA ADJUSTMENTS

BALANCE SHEET

(a) Record proceeds from disposed business as a result of the sale of fixed assets and sale of stock and recording effects of such sales:

         Cash received from sale of disposed
           business, net of transaction costs of $1,474,279       $3,525,721
         Write off of goodwill related to disposed business        1,891,604
         Record accrual for closing expenses                         150,000
         Gain on sale of disposed business                           233,317

(b) Elimination of balances related to disposed business at June 30, 1996.


(c) Record note receivable issued to management of DataFocus as a result of the sale of stock from the management as described earlier.

(d) Establish escrow cash account and the related liability for future contractual obligations of disposed business which the Company had guaranteed. Such accrual will satisfy entire future liability.

STATEMENT OF OPERATIONS

(1) Elimination of DataFocus' Statement of Operations for the period ended December 31, 1995. For the six months ended June 30, 1996, DataFocus' operations were reported by the Company as a discontinued operation.

                               SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       KTI, Inc.
                                       -----------------------------------------
                                                      (Registrant)




Dated:     October 8, 1996             By:    /s/ Martin J. Sergi
                                              ----------------------------------
                                       Name:  Martin J. Sergi
                                       Title: President, Chief Operating Officer